Exhibit 23

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT

We consent to the use in this Registration Statement of NES Worldwide, Inc. on Form 10-SB of our report dated January 3, 2006, relating to the consolidated financial statements of NES Worldwide, Inc. as of September 30, 2005 and for the year ended September 30, 2004 appearing in this Prospectus, which is part of this Registration Statement.


                                       /s/  Sherb  &  Co.,  LLP
                                       ------------------------
New  York,  NY                         Sherb  &  Co.,  LLP
January 13, 2006

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